                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 22, 2004
                                 --------------
                Date of Report (Date of earliest event reported)


                               PENFORD CORPORATION
             (Exact name of registrant as specified in its charter)

                                   Washington
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)



              0-11488                                        91-1221360
----------------------------------------           -----------------------------
         Commission File Number                           (I.R.S. Employer
                                                          Identification No.)

     7094 South Revere Parkway,
        Englewood, Colorado                                   80112-3932
----------------------------------------           -----------------------------
(Address of principal executive offices)                      (Zip Code)


                                 (303) 649-1900
           -----------------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

 (c)     Exhibits

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

         Exhibit No.                    Description
         -----------          ---------------------------------
         99.1                 Press release dated March 22, 2004

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 22, 2004, Penford Corporation issued a press release (the "Press Release") announcing the financial results for its second quarter ending February 29, 2004. A copy of the Press Release is furnished as Exhibit 99.1 to this report. In accordance with General Instruction B.6. of Form 8-K, the information contained in the Press Release shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  Penford Corporation
                                                  ------------------------------
                                                  (Registrant)




March 24, 2004                                     /s/ Steven O. Cordier
                                                   -----------------------------
                                                   Steven O. Cordier
                                                   Vice President, Chief
                                                   Financial Officer and
                                                   Corporate Secretary




                                       3
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                                  EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

         Exhibit No.                   Description
         -----------          ----------------------------------
         99.1                 Press release dated March 22, 2004

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